Exhibit 99.1

AppLovin Announces Third Quarter 2025 Financial Results

PALO ALTO – November 5, 2025 – AppLovin Corporation (NASDAQ: APP) (“AppLovin”), a leading marketing platform, today announced financial results for the quarter ended September 30, 2025 and posted a financial update on its Investor Relations website located at https://investors.applovin.com.

Third Quarter 2025 Financial Highlights:

(In millions, except percentages)	Quarter Ended September 30,			Nine Months Ended September 30,
	2025	2024	% Change	2025	2024	% Change
Revenue	$1,405	$835	68%	$3,823	$2,225	72%
Net Income	$836	$434	92%	$2,231	$981	128%
Net Income from Continuing Operations	$836	$433	93%	$2,331	$993	135%
Adjusted EBITDA	$1,158	$647	79%	$3,114	$1,642	90%

Additional Financial Highlights:

●Net cash from operating activities was $1.05 billion and Free Cash Flow was $1.05 billion for the third quarter 2025.
●During the third quarter 2025, we repurchased and withheld 1.3 million shares of our Class A common stock, for a total cost of $571 million1. At the end of 3Q 2025, we had 339 million shares of our Class A and Class B common stock outstanding.
●Given our continued confidence in the Company's future, our board of directors has increased our share repurchase authorization by an incremental $3.2 billion, increasing our total remaining share repurchase authorization to $3.3 billion as of the end of October.

Fourth Quarter 2025 Financial Guidance Summary:2

(In millions, except percentages)	4Q25
	Low	High
Revenue	$1,570	$1,600
Adjusted EBITDA	$1,290	$1,320
Adjusted EBITDA margin	82%	83%

1Includes repurchased shares as well as withholdings upon net share settlement of vested equity awards. Total cost includes repurchase costs, including commissions and fees, as well as cash paid in connection with tax withholding and remittance obligations upon net share settlement. Future repurchases may be made from time to time through open market purchases or through privately negotiated transactions, subject to market conditions, applicable legal requirements, including surplus and solvency requirements, and other relevant factors.
2 We have not provided the forward-looking GAAP equivalents for forward-looking non-GAAP metrics, specifically Adjusted EBITDA and Adjusted EBITDA margin, or a GAAP reconciliation as a result of the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of these non-GAAP guidance metrics to their corresponding GAAP equivalents is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results. We have provided historical reconciliations of GAAP to non-GAAP metrics in tables at the end of this letter.

Webcast and Conference Call
AppLovin will host a webinar today at 2:00 PM PT / 5:00 PM ET, during which management will discuss the Company’s third quarter 2025 results and provide commentary on its business performance. A question-and-answer session will follow the prepared remarks.

The webinar may be accessed on the Company’s investor relations website or via webinar registration. A replay of the webinar will also be available under the Events & Presentations section of our Investor Relations website.

About AppLovin
AppLovin makes technologies that help businesses of every size connect to their ideal customers. The company provides end-to-end software and AI solutions for businesses to reach, monetize and grow their global audiences. For more information about AppLovin, visit: www.applovin.com.

Contacts

Investors David Hsiao ir@applovin.com	Press Emelyne Interior press@applovin.com

Source: AppLovin Corp.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “going to,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, priorities, plans, or intentions. Forward-looking statements in this press release include our expected financial results and guidance and statements regarding our share repurchase program. Our ability to utilize the full amount authorized by our share repurchase program will depend on a variety of factors, including compliance with legal requirements, such as solvency and surplus requirements; contractual restrictions; market conditions; our capital allocation strategy; and our other capital requirements from time to time, including any strategic transactions we may undertake. Over time, we may modify our capital allocation strategy or pursue alternative objectives and strategies. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties, including changes in our plans or assumptions, which could cause actual results to differ materially from those projected. These risks include our inability to forecast our business effectively, the macroeconomic environment, fluctuations in our results of operations, our ability to execute on our operational and financial priorities, our ability to scale our business to support new users, the competitive advertising ecosystem, and our inability to adapt to emerging technologies and business models. The forward-looking statements contained in this letter are also subject to other risks and uncertainties, including those more fully described in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2025. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law.
Non-GAAP Financial Measures
To supplement our financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”), this shareholder letter includes certain financial measures that are not prepared in accordance with GAAP, including Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow. A reconciliation of each such non-GAAP financial measure to the most directly comparable GAAP measure can be found below.
We define Adjusted EBITDA for a particular period as net income adjusted for loss (income) from discontinued operations, net of income taxes, interest expense, other (income) expense, net (excluding certain recurring items), provision for income taxes, amortization, depreciation and write-offs and as further adjusted for non-operating foreign exchange gain, stock-based compensation, transaction-related expense, restructuring costs, as well as certain other items that we believe are not reflective of our core operating performance. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue for the same period.

We define Free Cash Flow as net cash provided by operating activities less purchases of property and equipment and principal payments on finance leases. We subtract both purchases of property and equipment and payment of finance leases in our calculation of Free Cash Flow because we believe these items represent our ongoing requirements for property and equipment to support our business, regardless of whether we utilize a finance lease to obtain such property or equipment.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations and operating performance, as they are similar to measures reported by our public competitors and are regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects.

Adjusted EBITDA and Adjusted EBITDA margin are key measures we use to assess our financial performance and are also used for internal planning and forecasting purposes. We believe Adjusted EBITDA and Adjusted EBITDA margin are helpful to investors, analysts, and other interested parties because they can assist in providing a more consistent and comparable overview of our operations across our historical financial periods. We use Adjusted EBITDA and Adjusted EBITDA margin in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance. We use Free Cash Flow in addition to GAAP measures to help manage our business and prepare budgets and annual planning, and we believe Free Cash Flow provides useful supplemental information to help investors understand underlying trends in our business and our liquidity.

These measures have certain limitations in that they do not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. Free Cash Flow reflects cash flows from both of continuing and discontinued operations. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

AppLovin Corporation
Condensed Consolidated Balance Sheets
(In thousands, except per share data)
(Unaudited)

	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$1,666,899	$697,030
Accounts receivable, net	1,603,953	1,283,335
Prepaid expenses and other current assets	216,714	140,470
Current assets of discontinued operations	—	191,355
Total current assets	3,487,566	2,312,190
Property and equipment, net	130,815	159,970
Goodwill	1,540,889	1,457,685
Intangible assets, net	421,868	472,851
Other non-current assets	761,897	529,314
Non-current assets of discontinued operations	—	937,249
Total assets	$6,343,035	$5,869,259
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$516,438	$504,302
Accrued and other current liabilities	510,947	379,004
Deferred revenue	45,748	37,053
Current liabilities of discontinued operations	—	137,113
Total current liabilities	1,073,133	1,057,472
Long-term debt	3,511,965	3,508,983
Other non-current liabilities	284,017	211,572
Non-current liabilities of discontinued operations	—	1,414
Total liabilities	4,869,115	4,779,441
Stockholders’ equity:
Preferred stock, $0.00003 par value—100,000 shares authorized, no shares issued and outstanding as of September 30, 2025 and December 31, 2024	—	—
Class A, Class B, and Class C Common Stock, $0.00003 par value—1,850,000 (Class A 1,500,000, Class B 200,000, Class C 150,000) shares authorized, 338,533 (Class A 308,176, Class B 30,358, Class C nil) and 340,042 (Class A 309,353, Class B 30,689, Class C nil) shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	11	11
Additional paid-in capital	427,998	593,699
Accumulated other comprehensive loss	(2,659)	(103,096)
Retained earnings	1,048,570	599,204
Total stockholders’ equity	1,473,920	1,089,818
Total liabilities and stockholders’ equity	$6,343,035	$5,869,259

AppLovin Corporation
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$1,405,045	$835,186	$3,822,773	$2,224,571
Costs and expenses:
Cost of revenue	174,855	120,919	481,611	367,220
Sales and marketing	48,575	62,984	154,875	190,859
Research and development	43,852	80,776	144,290	268,847
General and administrative	58,756	36,208	165,326	115,023
Total costs and expenses	326,038	300,887	946,102	941,949
Income from operations	1,079,007	534,299	2,876,671	1,282,622
Other income (expense):
Interest expense	(51,429)	(74,937)	(155,726)	(223,280)
Other income (expense), net	(6,632)	8,367	(21,389)	17,873
Total other expense, net	(58,061)	(66,570)	(177,115)	(205,407)
Income before income taxes	1,020,946	467,729	2,699,556	1,077,215
Provision for income taxes	185,401	34,656	368,617	83,803
Net income from continuing operations	835,545	433,073	2,330,939	993,412
Income (loss) from discontinued operations, net of income taxes	—	1,347	(99,444)	(12,840)
Net income	$835,545	$434,420	$2,231,495	$980,572

Net income (loss) per share attributed to Class A and Class B common stockholders - Basic:
Continuing operations	$2.47	$1.29	$6.87	$2.95
Discontinued operations	—	—	(0.29)	(0.04)
Basic net income per share	$2.47	$1.29	$6.58	$2.91

Net income (loss) per share attributed to Class A and Class B common stockholders - Diluted:
Continuing operations	$2.45	$1.24	$6.80	$2.85
Discontinued operations	—	0.01	(0.29)	(0.04)
Diluted net income per share	$2.45	$1.25	$6.51	$2.81

Weighted-average common shares used to compute net income (loss) per share attributable to Class A and Class B common stockholders:
Basic	338,531	336,931	338,990	336,167
Diluted	340,974	348,225	342,668	348,273

AppLovin Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2025	2024
Operating Activities
Net income	$2,231,495	$980,572
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization, depreciation and write-offs	162,042	320,843
Goodwill impairment	188,943	—
Stock-based compensation, excluding cash-settled awards	130,167	275,534
Gain on divestiture, net of transaction costs	(106,229)	—
Other	80,887	17,229
Changes in operating assets and liabilities:
Accounts receivable	(326,747)	(237,530)
Prepaid expenses and other assets	84,474	33,199
Accounts payable	2,069	55,575
Accrued and other liabilities	210,259	(47,414)
Net cash provided by operating activities	2,657,360	1,398,008
Investing Activities
Proceeds from divestiture, net of cash divested	407,297	—
Purchase of non-marketable equity securities	(20,178)	(76,983)
Other investing activities	(27,863)	(29,404)
Net cash provided by (used in) investing activities	359,256	(106,387)
Financing Activities
Repurchases of common stock	(1,774,329)	(980,672)
Payment of withholding taxes related to net share settlement	(316,882)	(644,442)
Principal repayments of debt	(200,000)	(686,754)
Payments of licensed asset obligation	(13,532)	—
Proceeds from issuance of debt	200,000	1,072,330
Proceeds from issuance of common stock upon exercise of stock options and purchase of ESPP shares	21,014	28,800
Other financing activities	(16,125)	(15,949)
Net cash used in financing activities	(2,099,854)	(1,226,687)
Effect of foreign exchange rate on cash and cash equivalents	8,726	510
Net increase in cash and cash equivalents, including cash classified within current assets of discontinued operations	925,488	65,444
Less: net decrease in cash classified within current assets of discontinued operations	(44,381)	—
Net increase in cash and cash equivalents	969,869	65,444
Cash and cash equivalents at beginning of the period	697,030	502,152
Cash and cash equivalents at end of the period	$1,666,899	$567,596

AppLovin Corporation
Reconciliation of Net Cash Provided By Operating Activities to Free Cash Flow
(In thousands)

The following table provides a reconciliation of net cash provided by operating activities to Free Cash Flow for the periods presented:

	Three Months Ended September 30,
	2025		2024
Net cash provided by operating activities	$1,053,422		$550,702
Less:
Purchase of property and equipment	(105)		(131)
Principal payments of finance leases	(4,318)		(5,476)
Free Cash Flow	$1,048,999		$545,095
Net cash used in investing activities	$(19,628)	$—	$(6,396)
Net cash used in financing activities	$(560,260)		$(441,075)

AppLovin Corporation
Reconciliation of Net Income to Adjusted EBITDA
(In thousands, except percentages)

The following table provides our Adjusted EBITDA and Adjusted EBITDA Margin and a reconciliation of Net Income to Adjusted EBITDA for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$1,405,045	$835,186	$3,822,773	$2,224,571
Net income	835,545	434,420	2,231,495	980,572
Net margin	59%	52%	58%	44%
Loss (income) from discontinued operations, net of income taxes	—	(1,347)	99,444	12,840
Net income from continuing operations	835,545	433,073	2,330,939	993,412
Net margin from continuing operations	59%	52%	61%	45%
Adjusted as follows:
Interest expense	$51,429	$74,937	$155,726	$223,280
Other (income) expense, net	9,079	(3,778)	13,233	(15,555)
Provision for income taxes	185,401	34,656	368,617	83,803
Amortization, depreciation and write-offs	34,978	32,369	97,988	94,528
Non-operating foreign exchange gain	(570)	(2,479)	(2,100)	(1,068)
Stock-based compensation	33,767	77,402	127,434	259,905
Transaction-related expense	6,565	26	16,245	880
Restructuring costs	1,460	811	5,691	2,747
Total adjustments	322,109	213,944	782,834	648,520
Adjusted EBITDA	$1,157,654	$647,017	$3,113,773	$1,641,932
Adjusted EBITDA margin	82%	77%	81%	74%